UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2016

PERCEPTRON, INC.
(Exact name of registrant as specified in its charter)

Michigan	0-20206	38-2381442
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

47827 Halyard Drive, Plymouth, MI          48170-2461

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (734) 414-6100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 2, 2016, the Board of Directors of Perceptron, Inc. (the “Company”) approved the compensation arrangement for Mr. W. Richard Marz, interim President and Chief Executive Officer of the Company. The Company previously disclosed Mr. Marz’s appointment as interim President and Chief Executive Officer on a Form 8-K, filed with the Securities and Exchange Commission on January 27, 2016.

Mr. Marz’s annual base salary will be $217,500. He will not participate in the Company’s Fiscal 2016 Executive Short Term Incentive Plan or Long Term Incentive Plan. Mr. Marz is entitled to participate in employee benefit programs offered to employees generally, other than the Company’s executive life and disability insurance programs. He will be reimbursed for reasonable travel, housing and rental car expenses incurred in the performance of his duties. Mr. Marz will continue to receive an annual retainer of $150,000 for his service as Chairman of the Board.

On February 2, 2016, the Management Development, Compensation and Stock Option Committee awarded Mr. Marz (i) non-qualified options to purchase 100,000 shares of the Company’s Common Stock with an exercise price of $6.41 and (ii) 25,000 shares of restricted stock, each awarded under the Company’s First Amended and Restated 2004 Stock Incentive Plan. The options were issued pursuant to the Non-Qualified Stock Option Agreement attached hereto as Exhibit 10.1 and incorporated by reference. The options will become exercisable (i) 75% upon the earlier of the effective date of the appointment of a new Chief Executive Officer or August 31, 2016, and (ii) 25% on the one year anniversary of the first vesting date. The restricted stock award was issued pursuant to the Restricted Stock Award Agreement attached hereto as Exhibit 10.2 and incorporated by reference. The restricted stock award will vest (i) 75% upon the earlier of the effective date of the appointment of a new Chief Executive Officer or August 31, 2016, and (ii) 25% on the one year anniversary of the first vesting date.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

D.	Exhibits.

Exhibit No.	Description

10.1	Non-Qualified Stock Option Agreement, dated February 2, 2016, between W. Richard Marz and the Company.

10.2	Restricted Stock Award Agreement, dated February 2, 2016, between W. Richard Marz and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.

Date: February 4, 2016	/s/ David L. Watza
By: David L. Watza Its: Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Non-Qualified Stock Option Agreement, dated February 2, 2016, between W. Richard Marz and the Company.

10.2	Restricted Stock Award Agreement, dated February 2, 2016, between W. Richard Marz and the Company.

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